Exhibit 99.1

Slide Presentation of Greater Bay Bancorp Presented

At Annual Meeting of Shareholders on May 30, 2006

1 Greater Bay Bancorp Greater Bay Bancorp 2006 Annual Meeting of Shareholders 2006 Annual Meeting of Shareholders May 30, 2006 May 30, 2006

Greater Bay Bancorp
Greater Bay Bancorp
Certain matters discussed in this presentation constitute forward-looking statements
within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward looking statements relate to the Company’s current expectations regarding
future operating results, net interest margin, net loan charge-offs, asset quality, level
of loan loss reserves, growth in loans and deposits and the strength of the local
economy. These forward looking statements are subject to certain risks and
uncertainties that could cause the actual results, performance or achievements to
differ materially from those expressed, suggested or implied by the forward looking
statements. These risks and uncertainties include, but are not limited to: (1) the
impact of changes in interest rates, a decline in economic conditions at the local,
national and international levels and increased competition among financial service
providers on the Company’s results of operations and the quality of the Company’s
earning assets; (2) government regulation, including ABD’s receipt of requests for
information from state insurance commissioners and subpoenas from state attorneys
general related to the ongoing insurance industry-wide investigations into contingent
commissions and override payments; and (3) the other risks set forth in the
Company‘s reports filed with the Securities and Exchange Commission, including its
Annual Report on Form 10-K for the year ended December 31, 2005. Greater Bay
does not undertake, and specifically disclaims, any obligation to update any forward-
looking statements to reflect occurrences or unanticipated events or circumstances
after the date of such statements.

Company Profile
Company Profile
As of March 31, 2006
As of March 31, 2006
$4.5 billion Core Loans (1)
1.47% / 15.42% Q1 ROA / ROCE
$1.46 billion Market Capitalization (3)
$690 million Common Equity
50.3 million Common Shares Outstanding
$0.46 Q1 Diluted EPS
$25.9 million Q1 Net Income
$4.5 billion Core Deposits (2)
$7.1 billion Total Assets
(1) Excludes purchased loans
(2) Excludes brokered and wholesale institutional deposits
(3) As of May 25, 2006

Framework for My Comments
Framework for My Comments
•
•
Why be an investor in Greater Bay?
Why be an investor in Greater Bay?
•
•
Who are we?  What are we all about?
Who are we?  What are we all about?
•
•
What is the essence of our business strategy?
What is the essence of our business strategy?
•
•
How are we doing?
How are we doing?
•
•
How are we seeking to build for the future?
How are we seeking to build for the future?

Investment Rationale
Investment Rationale
• Largest independent banking franchise in Northern
California operating in lucrative San Francisco Bay Area
regional market.
• Established track record as acquirer of choice.
• Proven record of organic growth and in-market
expansion.
• Diversified provider of financial services in four distinct
business areas.
• Mitigates geographic concentration of banking
business and sector-specific earnings volatility.
• Reduces spread income dependence.

Investment Rationale
Investment Rationale
•
Strong financial fundamentals and sound credit metrics.
•
Experienced and proven executive management team.
•
Leading to expectation of superior long-term shareholder
return.

“It’s Personal …
“It’s Personal …
It’s Business”
It’s Business”
• Our business is all about personal
relationships.
• Relationships with our clients, our communities, our
shareholders, and each other.
• And about serving the “sweet spot” between the
impersonal scale of the mega-banks (and mega-brokers)
and the limited capabilities and resources of smaller
competitors.
• Our founding beliefs are simple, strong, and lasting.

Our Guiding Principles
Our Guiding Principles
• We understand that we work for our shareholders.
• We believe that we have no divine right to exist.
• We believe that the essence of success in financial
services is responsibly assessing and bearing risk.
• We believe that selling money (or commercial insurance)
is merely a commodity business while providing
consistently exceptional client service is a value business.
• We believe that the most efficient competitor sets the
standard for all others.

Our Guiding Principles
Our Guiding Principles
• We understand that our future is only as strong as the
communities that we serve.
• We believe in the importance of our people.
• In hiring, developing, recognizing, rewarding, and
respecting them in our quest to attract and build the
very best team possible.
• We believe in the power of relationships.

10 Diversified Financial Services Diversified Financial Services Provider Provider

“We Are Far More Than Meets the Eye…”
“We Are Far More Than Meets the Eye…”
Loans of $3.0 billion
Core deposits of $4.4 billion
12 distinct community
bank brands
40 offices
Relationship based
Centralized operations,
international and cash
management support
Regional in scope
Regional
Community Banking
Assets of $1.6 billion
Commercial finance to
health care businesses
Small ticket leasing
Factoring and asset
based lending
SBA lending
National in scope
Specialty Finance
Annual premiums
of $2.2 billion
2005 annual revenues
of $154 million*
Offering P&C and D&O,
employee benefits, risk
management services
No underwriting risk
Western U.S. in scope
Insurance Brokerage
Trust and private
banking
AUM in excess of $650
million
Regional in scope
Wealth Management
Greater Bay Bancorp
* Includes Lucini/Parish which was acquired May, 2005.

12

13

14

15 Regional Community Banking Regional Community Banking

Regional Community Banking Business
Regional Community Banking Business
• Operating 12 separate business identities under single national
banking charter -- 40 office locations throughout the Greater
Bay Area.
• Common data processing platform, credit policies and
operating procedures -- served and supported by single
administrative staff.
• Relationship focused:
• Commercial ($500M-5MM), CRE ($1-10MM), and
construction ($1-10MM) credit opportunities.
• Full suite of business and personal deposit products.
• Based upon a strategic belief that local people in local markets
making local decisions based upon local knowledge will lead to
sustainably superior returns.

17 Greater Bay Community Banking - Greater Bay Community Banking - Today Today

Community Banking Group Profile
Community Banking Group Profile
Note:  Figures shown as of 03/31/06.
Total Loans:       $3.0 billion
Core Deposits:   $4.4 billion
Mid-Peninsula Bank
Peninsula Bank of
Commerce
Bay Area Bank
Peninsula/
San Mateo County
Cupertino National
Bank
San Jose National
Bank
Bank of Santa Clara
Santa Clara
County
Golden Gate Bank
Greater Bay Bank-
Marin
San Francisco/
Marin Counties
Bay Bank of
Commerce
Greater Bay Bank-
Fremont
Alameda
County
Mt. Diablo National
Bank
Greater Bay Bank-
Walnut Creek
Contra Costa
County
Coast Commercial
Bank
Greater Bay Bank-
Carmel
Santa Cruz/
Monterey Counties
Bank of Petaluma
Sonoma
County
Community
Banking
Group

Greater San Francisco Bay Area Profile
Greater San Francisco Bay Area Profile
• Recognized global leadership in technological innovation,
advancement, and growth.
• Unmatched concentration of venture capital funding
and investment.
• Entrepreneurial spirit and results-oriented ethic.
• Highest levels of worker productivity and per capita
income in the nation.
• Highest level of workforce education in the nation.
• Exceptionally strong international trade position.

Bay Area Office Market
Bay Area Office Market
Rental and Vacancy Trends
Rental and Vacancy Trends
Source: BT Commercial
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
1999 2000 2001 2002 2003 2004 2005 Q1 '06
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Avg Rent Vacancy

21 Client-Centric Banking Model Client-Centric Banking Model Install Sell Service Craft Locate and Diagnose 1 5 4 2 3 Client Link and Build 6 Relationship Management Business Development

Core Deposit Balances
Core Deposit Balances
(1) (1)
$4.43
$4.56
$4.81
$4.56
$4.47
$0.00
$2.00
$4.00
$6.00
2002 2003 2004 2005 Q1 '06
($ in Billions)
(1) Core deposits exclude brokered and wholesale institutional deposits.

23 Core Loan Balances Core Loan Balances $4.52 $4.84 $4.56 $4.47 $4.49 $4.50 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 2001 2002 2003 2004 2005 Q106

24 Cumulative Changes in GBBK Loan Portfolio 12/31/03 to 12/31/05 -300 -200 -100 0 100 200 300 $ Millions Total Loans* Commercial Construction CRE Matsco & GBC

Construction Loan Portfolio
Construction Loan Portfolio
2002 vs. 2006
2002 vs. 2006
December 31, 2002 March 31, 2006
1-4 SFR
38%
Multifamily
18%
Office
29%
Industrial
1%
Self Storage
3%
Retail
2%
Other
9%
Total - $557 Million Total - $560 Million
1-4 SFR
48%
Multifamily
32%
Office
7%
Retail
4%
Land
2%
Self Storage
2%
R&D
2%
Other
3%

Construction Loan Portfolio Composition
Construction Loan Portfolio Composition
As of March 31,  2006
As of March 31,  2006
By County
Total - $560 Million
Santa Clara
27%
San
Francisco
15%
San Mateo
14%
Alameda
9%
Santa Cruz
8%
Contra Costa
7%
Sacramento
4%
San Diego
3%
Other
5%
Marin
2%
Solano
2% Monterey
2%
Sonoma
2%

40%
15%
20%
19%
6%
< 60% 60-65% 65-70% 70-75% 75-80%
By LTV By Total Commitment Size
Total - $468 Million
1-4 Family Construction Loan Portfolio Commitments
1-4 Family Construction Loan Portfolio Commitments
As of 03/31/06
As of 03/31/06
47%
19%
10%
8%
7%
9%
Under $5MM $5-10MM $10-15MM
$15-20MM $20-25MM Over $25MM

Term Commercial Real Estate
Term Commercial Real Estate
Portfolio Composition
Portfolio Composition
As of March 31, 2006
As of March 31, 2006
Office
36%
Retail
21%
Industrial
16%
Warehouse
6%
Self Storage
2%
Other
10%
R&D
4%
Hotel/Motel
5%
San Mateo
10%
San
Francisco
8%
Contra Costa
7%
Marin
6%
Santa Cruz
5%
Sonoma
7%
Monterey
2%
Other
8%
Alameda
14%
Santa Clara
33%
By Type By County
Total - $1.4 Billion

29 Specialty Finance Specialty Finance

Specialty Finance Business
Specialty Finance Business
• Collection of discrete businesses focused on acquisition and
servicing/sale of value-based assets where execution,
efficiency, standardization, and productivity are essential to
optimizing profitability.
• Transaction rather than relationship-based.
• Relationships essentially limited to intermediaries who
source the business (dealers, distributors, etc.).
• Mandate to compete at high end of credit quality spectrum.
• No deviation from target borrower -- very disciplined.
• Intense focus on perpetual growth of credit risk knowledge and
on automation-based underwriting as core strategic elements.

Specialty Finance Group Profile
Specialty Finance Group Profile
Note: Figures as of 03/31/06.
Total Assets:       $1.6 billion
Professional dental
and veterinary term
commercial financing
National in scope
Matsco
Small-ticket leasing
National in scope
Greater Bay
Capital
Factoring and asset-
based lending
National in scope
Greater Bay
Business Funding
504 and 7(A) business
sourced direct and via
community banks
Regional in scope
SBA
Lending
Start-up venture aimed
at brokering or retaining
high quality SFD REL
Regional in scope
Residential
Mortgage Lending
Specialty
Finance
Group

Specialty Finance Group Loan Growth
Specialty Finance Group Loan Growth
By Business Line
By Business Line
$1,457
29
255
108
180
$885
12/31/05
17% $207 $1,250 Group Total
NM 29 0 Residential Lending
12% 26 228 SBA Lending
2% 2 106 Greater Bay Funding
38% 49 131
Greater Bay Capital
(1)
13% $100 $785 Matsco
% Growth Change 12/31/04
($ in Millions)
(1) Excludes operating lease totals of $66 million at 12/31/05 and $57 million at 12/31/04.

Specialty Finance Asset Growth
Specialty Finance Asset Growth
1/1/01 to 12/31/05
1/1/01 to 12/31/05
$601
$861
$926
$1,078
$1,239
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2001 2002 2003 2004 2005
($ in Millions)
* Excludes SBA and residential real estate lending totals.
20% CAGR

34 Commercial Insurance Commercial Insurance Brokerage Brokerage

Commercial Insurance Services Business
Commercial Insurance Services Business
• Acquired ABD Insurance and Financial Services in March
2002 -- a highly-respected provider of commercial insurance
brokerage and risk management services.
• Largest brokerage firm headquartered on the West Coast
and 15
th
largest in the nation.
(1)
• And 4
th
largest bank-owned firm in the country.
• Diversified property and casualty (65%) and employee
benefit (35%) revenue streams.
(1) Source: Business Insurance Magazine – July 18, 2005

• Key strengths in technology, biotech, wine, construction,
and agribusiness industry sectors.
• Strategic focus on disciplined expansion (via organic growth
and acquisitions) into key western regional markets.
• To leverage existing lines of business expertise – and to
develop enhanced “provider-of-choice” branding and
pricing positions.
• Highly successful expansion into Seattle is indicative of
both capabilities and expectations.
• Completed acquisition of highly regarded Lucini/Parish
firm in Nevada – May 1, 2005.
Commercial Insurance Services Business
Commercial Insurance Services Business

Commercial Insurance Services Group
Commercial Insurance Services Group
2005 Premium Volume:  $2.2 billion
2005 Commission & Fee Revenue:  $154 million*
*Includes Lucini/Parish which was acquired May, 2005.
Bay Area Sacramento
Los Angeles/
Southern CA Seattle Reno
ABD Insurance and
Financial Services
Additional Major
Western Regional
Markets

Commercial Insurance Brokerage Revenues
Commercial Insurance Brokerage Revenues
1/1/02 to 12/31/05
1/1/02 to 12/31/05
$106
$119
$132
$157
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
2002 2003 2004 2005
($ in Millions)
14% CAGR

Increased Non-Interest Revenue Contribution*
Increased Non-Interest Revenue Contribution*
*  As a result of the ABD acquisition in March 2002, the Company’s 2002 results included 10 months of insurance
commissions and fees totaling $88.5 million.
18%
13%
25%
12%
28%
12%
32%
12%
35%
12%
2002 2003 2004 2005 Q1 '06
ABD Other Fee-Based
40%
31%
37%
44%
47%

ABD Geographic Diversification
ABD Geographic Diversification
% of Total Revenue by Location
% of Total Revenue by Location
1/1/05 to 12/31/05
1/1/05 to 12/31/05
North Bay
Nevada
Bay Area
Southern CA/
Central Coast
Sacramento
Seattle
10%
10%
10%
13%
17%
40%

ABD Revenue Distribution
ABD Revenue Distribution
By Size of Client Relationship and Business Segment*
By Size of Client Relationship and Business Segment*
1/1/05 to 12/31/05
1/1/05 to 12/31/05
($000’s)
($000’s)
$500-750
4%
Over $750
2%
$5-25
16%
$25-50
14%
$50-100
21%
$250-500
14%
$100-250
29%
Property and Casualty
* Excludes relationships of less than $5,000
Over $750
4%
$500-750
4%
$5-25
15%
$25-50
16%
$50-100
21%
$250-500
12%
$100-250
28%
Employee Benefits

42 Sound Credit Metrics Sound Credit Metrics

43 Net Charge-Offs Net Charge-Offs $54.8 $31.6 $17.7 $11.3 $0.043 $0 $10 $20 $30 $40 $50 $60 $70 2002 2003 2004 2005 Q1 '06 ($ in Millions)

Net Charge-Offs by Loan Type
Net Charge-Offs by Loan Type
$0
$5
$10
$15
$20
2003 $9.6 $10.3 $5.6 $5.2 $0.9
2004 $6.6 $3.0 $3.0 $4.6 $0.5
2005 $4.6 $0.0 $2.1 $2.7 $1.9
Q1 '06 $0.732 $0.00 $0.298 -$0.910 -$0.077
Matsco SNC C & I
CRE &
Construction
Consumer
($ in millions)

Non-Performing Assets by Loan Type
Non-Performing Assets by Loan Type
$49
$42
$59
$44
($ in millions)
$53
$88*
$73*
$72*
* Includes single borrowing relationship representing $41.6MM at 6/30/05, $36.6MM at 9/30/05 and $36.8MM 12/31/05.
$33
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
3/31/04 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06
CRE Const./Land Commercial Corp. Finance Matsco/GBC All Other

46 Strong Financial Indicators Strong Financial Indicators

Capital Strength
Capital Strength
13.7%
12.5%
10.8%
5.9%
Q1 ‘06
13.3% 14.3% 10.0% Total Risk-Based Capital
12.0% 13.0% 6.0% Tier 1 Risk-Based Capital
10.4% 10.7% 5.0% Leverage Ratio
5.6% 6.1% n/a Tangible Common Equity/
Tangible Assets
(1)
2005 2004
Regulatory Well-
Capitalized Standard
Capital Ratios
(1)  Common equity less intangible assets divided by tangible assets.

48 Quality Management Quality Management

Experienced and Committed
Experienced and Committed
Management Team
Management Team
Stanford University, Bank of
America, EurekaBank
Peggy Hiraoka Human Resources
ABD, Minet, COMPRO Dan R. Francis Insurance Brokerage
Wells Fargo, ATT Capital Keith Wilton Specialty Finance
Wells Fargo Colleen M. Anderson Community Banking
Cal Fed, OTS Kenneth Shannon Chief Risk Officer
Bank of America James S. Westfall Chief Financial Officer
Wells Fargo, Bank of America,
EurekaBank
Byron A. Scordelis Chief Executive Officer
Experience Name Officer

2005 Accomplishments of Note
2005 Accomplishments of Note
• Continuation of solid and quality growth realized in specialty finance
and commercial insurance brokerage businesses.
• Successful strategic insurance acquisition completed.
• Expansion of GBC franchise sustained.
• Community bank charter consolidation and deposit pricing
standardization seamlessly executed.
• Repositioning of community bank asset portfolio proceeding in concert
with stated objectives.
• Balance migration from CRE to construction.
• BDO initiative established and growing.
• Key risk and control metrics favorably reflect devotion of focus and
resources.
• Credit quality trends sustainably strengthening.
• SOX compliance efforts consistent with control-based ethic.

Key Objectives for 2006 and Beyond
Key Objectives for 2006 and Beyond
• Restore and drive top-line revenue growth.
• Quality loan and deposit growth in target product types
and client profiles.
• Focus on C&I, construction, and specialty finance
asset areas.
• Continued acceleration of insurance and other fee
revenue sources.
• Redoubled focus on pricing disciplines.
• Achieve and sustain increased cost efficiency.
• Rationalize responsibilities and structures.
• Realize growth without added recurring cost.

Key Objectives for 2006 and Beyond
Key Objectives for 2006 and Beyond
• Pursue expansion of all existing business lines.
• Be regarded as “best of breed” in all control endeavors.
• Regulatory, compliance, accounting, SOX, and
enterprise-wide risk management.
• Portfolio concentration and credit quality.
• Interest rate risk management.
• Be an active force for positive change in the communities
that we serve.

Outlook for 2006
Outlook for 2006
Our full year guidance for 2006 is as follows:
•
Core Loan Growth –
based on the current forecast of moderate economic growth
in our primary market area coupled with a planned increase in our lending and
relationship management staff, we anticipate core loan portfolio growth in the mid
to high single digit range, with this growth concentrated in the second half of the
year.
•
Core Deposit Growth –
we anticipate core deposit growth in the low single digits,
and intend to adjust our use of institutional time deposits and other non-
relationship funding sources to meet funding needs not satisfied by core deposit
and capital funding sources.
•
Credit Quality –
based on our continued aggressive credit risk management and
the current economic outlook, we anticipate net charge-offs from 15 basis points
to 25 basis points of average loans outstanding.
•
Net Interest Margin –
based on the Company’s anticipated core loan and deposit
growth and  its slightly net asset interest rate sensitivity position, we expect the
margin to fluctuate in the 4.20% to 4.40% range.

54 Focus on Shareholder Value Focus on Shareholder Value

55 GBBK Share Price Performance GBBK Share Price Performance 0% 100% 200% 300% 400% 500% 600% 700% 800% GBBK S&P Bank Index S&P 500 Nasdaq Bank Index

56 Greater Bay Bancorp Greater Bay Bancorp 2006 Annual Meeting of Shareholders 2006 Annual Meeting of Shareholders May 30, 2006 May 30, 2006










GREATER BAY


GREATER BAY


GREATER BAY


GREATER BAY


Bank of Santa Clara

VENTURE

abd insurance services financial
305 Walnut

THE MATSCO COMPANIES


Bank of Santa Clara
1995


VENTURE


abd
insurance
services
financial
305 Walnut


THE MATSCO COMPANIES


Bank of Santa Clara
1995


VENTURE


abd insurance services financial
305 Walnut


THE MATSCO COMPANIES


Bank of Santa Clara
1995

VENTURE
BANKING GROUP

abd insurance services financial
305 Walnut

THE MATSCO COMPANIES










BOP
GBB
GGB
PBC
BAB
MPB
BBC
MDNB
SJNB
BSC
CNB
CCB


BOP
GBB
GGB
PBC
BAB
BBC
MDNB
MPB
SJNB
BSC
CNB
CCB


BOP
GBB
GGB
PBC
BAB
BBC
MDNB
MPB
SJNB
BSC
CNB
CCB


BOP
GBB
GGB
PBC
BAB
MPB
BBC
MDNB
SJNB
BSC
CNB
CCB











Rent Per SF
Vacancy Rate


Rent Per SF
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Dec-03
Mar-04
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As % of Total Revenue


As % of Total Revenue


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Cumulative Appreciation
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Cumulative Appreciation
11/27/1996
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Cumulative Appreciation
11/27/1996
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